                          FIRST CITIZENS BANCORPORATION
                             OF SOUTH CAROLINA, INC.

                                1230 MAIN STREET
                               POST OFFICE BOX 29
                         COLUMBIA, SOUTH CAROLINA 29202




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                            TO BE HELD APRIL 23, 1997


     NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens Bancorporation of South Carolina, Inc. will be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at 1314 Park Street, Columbia, South Carolina, on Wednesday, April 23, 1997, at 2:30 p.m., for the following purposes:

         (1) To consider a proposal to fix the number of directors to be elected at 18;

         (2)      To elect 18 directors for a term of one year; and,

         (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 7, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON SHOULD YOU ATTEND THE MEETING.

                                  By Order of the Board of Directors



                                  E. W. WELLS, Secretary





March 14, 1997

                          FIRST CITIZENS BANCORPORATION
                             OF SOUTH CAROLINA, INC.

                                1230 MAIN STREET
                               POST OFFICE BOX 29
                         COLUMBIA, SOUTH CAROLINA 29202
                          MAILING DATE: MARCH 14, 1997

                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 1997

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") for use at the Annual Meeting of Shareholders to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina (the "Bank"), at 1314 Park Street, Columbia, South Carolina, on Wednesday, April 23, 1997, at 2:30 p.m., or any adjournments thereof.

         Any shareholder who executes the form of proxy accompanying this Proxy Statement has the right to revoke it at any time before it is exercised by delivering, directly or by mail, to E. W. Wells, Secretary of Bancorp, at Post Office Box 29, 1230 Main Street, Columbia, South Carolina 29202, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and asserting the right to vote in person. Proxies in the accompanying form, properly executed, duly returned to Bancorp management and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given, the proxy will be voted FOR fixing the number of directors to be elected at 18 and FOR the election, as directors, of each of the nominees named herein. On such other business as may properly come before the meeting, the proxyholders will be authorized to vote in accordance with their best judgment. In the event any nominee named herein becomes unavailable for election, the proxies may be voted in favor of such substitute nominee, if any, as the proxyholders may designate.

         In addition to solicitation by mail, proxies may be solicited without additional compensation by regular employees of the Bank, the principal subsidiary of Bancorp, by personal interview, telephone or telegraph. Bancorp will bear the expenses of such solicitation.

                                VOTING SECURITIES

         As of March __, 1997, Bancorp had issued and outstanding 960,420 shares of voting stock consisting of: (a) 892,813 shares of $5 par value common stock;
(b) 52,336 shares of $50 par value preferred stock, which includes 8,305 shares of Series A, 11,810 shares of Series B, and 32,221 shares of Series F; (c) 6,794 shares of $20 par value preferred stock, Series C; and, (d) 8,477 shares of no par value preferred stock, Series G. Under applicable South Carolina law, shares of Series A, Series B and Series F are considered to constitute a single class of preferred stock ("$50 par preferred stock"); shares of Series C are considered to constitute a separate class of preferred stock ("$20 par preferred stock"); and shares of Series G are considered to constitute a separate class of preferred stock ("no par preferred stock"). Each outstanding share of such common and preferred stock is entitled to one vote, without distinction as to class or series, unless class voting of such shares is required by law. CLASS VOTING RIGHTS DO NOT APPLY TO EITHER OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

                     RECORD DATE; VOTE REQUIRED FOR APPROVAL

         Only shareholders of record on March 7, 1997, will be eligible to receive notice of and to vote at the Annual Meeting.

         In the election of directors, the 18 nominees receiving the highest number of votes shall be elected as directors, and each share will be entitled to one vote for each director to be elected. However, any shareholder will be entitled to cumulate his or her votes by giving one candidate a number of votes equal to the number of directors to be elected and for whose election such shareholder has a right to vote multiplied by the number of such shareholder's shares, or by distributing such votes on the same principle among any number of such candidates. A shareholder who intends to cumulate his votes shall either
(i) give written notice of his intention to the President or other officer of the corporation not less than 48 hours before the time fixed for the meeting, which notice must be announced in the meeting before the voting, or (ii) announce his intention in the meeting before the voting for directors commences; and all shareholders entitled to vote at the meeting shall, without further notice, be entitled to cumulate their votes. If cumulative voting is to be used, persons presiding may (or if requested by any shareholder, shall) recess the meeting for a reasonable time to allow deliberation by shareholders, not to exceed two hours. Included in this solicitation of proxies is the discretionary authority to the named proxyholders to vote cumulatively and, in the event of cumulative voting, proxyholders named by Bancorp or their appointed substitutes may, at their discretion, distribute their votes equally or unequally among the nominees set forth in this Proxy Statement and in a manner which would tend to elect the greatest number of such nominees (or any substitutes therefor) as the number of votes cast by them would permit.

         For Proposal 1 to be approved, the votes cast favoring the Proposal must exceed the votes cast against the Proposal.

         Abstentions and broker non-votes will have no effect in the voting at the Annual Meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         As of March __, 1997, the following shareholders owned beneficially in excess of 5% of a class of Bancorp's outstanding voting securities:


                                                                Amount and                                     Percentage
                                                                Nature of                                      of
TITLE               Name and Address                            Beneficial              Percentage             Eligible
OF CLASS            of Beneficial Owner                         Ownership(2)            of Class               Vote
-----------------------------------------------------------------------------------------------------------------------------------
Common              George H. Broadrick(1)                        87,705(3)                   9.82%                   9.13%
                    Charlotte, NC

                    Frank B. Holding(1)                          377,766(4)                  42.31%                  39.33%
                    Smithfield, NC

                    Lewis R. Holding                             172,271(5)                  19.30%                  17.94%
                    Lyford Cay, Bahamas

$50 Par             Pearl S. Arant                                  3,479                     6.65%                    .36%
Preferred           Pageland, SC

                    Gladys W. Griggs                                4,630                     8.85%                    .48%
                    Pageland, SC

                    Frank B. Holding(1)                             3,556(6)                  6.79%                    .37%
                    Smithfield, NC


                                        3



                                                                Amount and                                     Percentage
                                                                Nature of                                      of
TITLE               Name and Address                            Beneficial              Percentage             Eligible
OF CLASS            of Beneficial Owner                         Ownership(2)            of Class               Vote
-----------------------------------------------------------------------------------------------------------------------------------

$20 Par             Carolina Bonded Storage Co.                       462                     6.80%                    .05%
Preferred           Columbia, SC

                    Jay C. Case                                       535                     7.87%                    .06%
                    Columbia, SC

                    Frank B. Holding(1)                             2,495(7)                 36.72%                    .26%
                    Smithfield, NC

No Par              Frank B. Holding(1)                             6,107(8)                 72.04%                    .64%
Preferred           Smithfield, NC



 (1)     A director of Bancorp.

 (2) Except as otherwise stated in the footnotes following this table, the shares shown as beneficially owned are, to the best of Bancorp management's knowledge, owned directly by the persons or entities named and such persons or entities exercise sole voting and investment power with respect to those shares.

 (3) George H. Broadrick has sole voting and investment power as to 118 shares held individually, 26,023 shares held by him as trustee for the benefit of Caroline R. Holding, and 25,522 shares held by him as trustee for the benefit of Carmen P. Holding, who also is a director of Bancorp; such 25,522 shares also are included in the beneficial ownership shown for Ms. Holding in the section of this proxy statement entitled "OWNERSHIP OF SECURITIES BY MANAGEMENT." Mr. Broadrick exercises shared voting and investment power as to 36,042 shares held by First Citizens BancShares, Inc., Raleigh, N.C., which shares, for beneficial ownership purposes, are deemed controlled by him; such shares also are included in the beneficial ownership shown above for Lewis R. Holding and Frank B. Holding.

 (4) Frank B. Holding has sole voting and investment power as to 148,219 shares held individually. He disclaims beneficial ownership as to 133,156 shares held by his wife, adult children and their spouses, and 2,100 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank & Trust Company, Raleigh, N.C., for the benefit of his adult children, all of which shares are included above. He exercises shared voting and investment power as to shares held by the following corporations and other entities which, for beneficial ownership purposes, are deemed controlled by Mr. Holding:
         First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares); Yadkin Valley Company (35,000 shares); Southern BancShares (N.C.), Inc. (10,938 shares); Twin States Farming, Inc. (1,045 shares); and in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina (11,166 shares held in a fiduciary capacity for various third parties). Included in Frank B. Holding's beneficial ownership are 71,042 shares also included in the beneficial ownership shown for his brother, Lewis R. Holding, of which 36,042 shares also are included in the beneficial ownership of George H. Broadrick.

 (5) Lewis R. Holding exercises sole voting and investment power as to 92,284 shares held individually. He disclaims beneficial ownership as to 8,845 shares owned by his wife and 100 shares owned by an adult daughter, which shares are included above. He exercises shared voting and investment power as to 71,042 shares held by the following corporations which, for beneficial ownership purposes, are deemed controlled by Mr. Holding: Yadkin Valley Company (35,000 shares) and First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares). Included in Lewis R. Holding's beneficial ownership are 71,042 shares also included in the beneficial ownership shown for his brother, Frank
         B. Holding, of which 36,042 shares also are included in the beneficial ownership of George H. Broadrick.

 (6) Frank B. Holding does not hold of record any shares of $50 par preferred stock and disclaims beneficial ownership as to 3,556 shares shown above and held by his wife and adult children.

 (7) Frank B. Holding does not hold of record any shares of $20 par preferred stock and disclaims beneficial ownership as to 2,268 shares included above and held by his wife and adult children. He exercises shared voting and investment power as to 227 shares held for the benefit of a third party in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled by Mr. Holding for beneficial ownership purposes.

(8) Frank B. Holding does not hold of record any shares of no par preferred stock and disclaims beneficial ownership as to 6,107 shares of such stock shown above and held by his adult children, their spouses, and a trust of which an adult daughter is trustee.

                      OWNERSHIP OF SECURITIES BY MANAGEMENT

         As of March __, 1997, the beneficial ownership of Bancorp's outstanding voting and non-voting securities by its directors, certain executive officers named below in the Summary Compensation Table, and by all directors and executive officers of Bancorp and the Bank as a group, was as follows:

                                                                 Amount and                                      Percentage
                                                                 Nature of                                       of
TITLE                                                            Beneficial                Percentage            Eligible
OF CLASS              Name of Beneficial Owner                   Ownership(1)              of Class              Vote
---------             ------------------------                   ------------              ----------            ----
Common                Jim B. Apple                                          216                     .02%                 .02%

                      Richard W. Blackmon                                   110                     .01%                 .01%

                      George H. Broadrick                             87,705(2)                    9.82%                9.13%

                      T. E. Brogdon                                         100                     .01%                 .01%

                      Laurens W. Floyd                                   644(3)                     .07%                 .07%

                      William E. Hancock, III                          3,768(4)                     .42%                 .39%

                      Robert B. Haynes                                38,138(5)                    4.27%                3.97%

                      Wycliffe E. Haynes                              38,243(6)                    4.28%                3.98%

                      Lewis M. Henderson                                      5                     .00%                 .00%

                      Carmen P. Holding                               25,622(7)                    2.87%                2.67%

                      Frank B. Holding                               377,766(8)                   42.31%               39.33%

                      Charles S. McLaurin, III                              114                     .01%                 .01%

                      E. Hite Miller, Sr.                             11,396(9)                    1.28%                1.19%

                      N. Welch Morrisette, Jr.                              118                     .01%                 .01%

                      E. Perry Palmer                                       800                     .09%                 .08%

                      William E. Sellars                             38,198(10)                    4.28%                3.98%

                      Henry F. Sherrill                               3,091(11)                     .35%                 .32%

                      Jack A. Stanley                                       200                     .02%                 .02%


                                        5



                                                                 Amount and                                      Percentage
                                                                 Nature of                                       of
TITLE                                                            Beneficial                Percentage            Eligible
OF CLASS              Name of Beneficial Owner                   Ownership(1)              of Class              Vote
---------             ------------------------                   ------------              ----------            ----
Non-Voting            Frank B. Holding                               24,437(13)                   67.12%             --
Common(12)

$50 Par               Frank B. Holding                                3,556(14)                    6.79%                 .37%
Preferred

                      Dan H. Jordan                                         367                     .70%                 .04%

$20 Par               Jay C. Case                                           535                    7.87%                 .06%
Preferred
                      E. Hite Miller, Sr.                               227(15)                    3.34%                 .02%


                      Frank B. Holding                                2,495(16)                   36.72%                 .26%

No Par                Frank B. Holding                                6,107(17)                   72.04%                 .64%
Preferred

Non-Voting            Frank B. Holding                                  378(18)                   72.00%             --
Preferred (12)

Common                All directors and executive officers              478,197                   53.56%               49.79%
                      as a group (26 persons)

Non-Voting            All directors and executive officers               24,437                   67.12%             --
Common (12)           as a group (26 persons)

$50 Par               All directors and executive officers                5,464                   10.44%                 .57%
Preferred             as a group (26 persons)

$20 Par               All directors and executive officers                3,376                   49.69%                 .35%
Preferred             as a group (26 persons)

No Par                All directors and executive officers                6,286                   74.15%                 .65%
Preferred             as a group (26 persons)

Non-Voting            All directors and executive officers                  378                   72.00%             --
Preferred (12)        as a group (26 persons)

---------------

     (1) Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned are, to the best of Bancorp's management's knowledge, held directly by the persons named and such persons exercise sole voting and investment power with respect to those shares.

     (2) For a description of the beneficial ownership of common stock by George H. Broadrick, see footnote (3) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (3) Laurens W. Floyd exercises sole voting and investment power as to 592 shares held individually. He disclaims beneficial ownership as to 52 shares included above and held by his wife.

     (4) William E. Hancock, III exercises sole voting and investment power as to 194 shares held individually, and as to 738 shares held by him as Trustee for the benefit of his children. He exercises shared voting and investment power as to shares held by Hancock Buick, Inc. (110 shares) and Hancock Investments (2,726 shares), which entities are deemed controlled by Mr. Hancock for beneficial ownership purposes.

     (5) Robert B. Haynes exercises sole voting and investment power as to 140 shares held individually. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Chairman of the Board, Vice President and Secretary, which shares also are included in the beneficial ownership of Wycliffe E. Haynes and William E. Sellars.

     (6) Wycliffe E. Haynes exercises sole voting and investment power as to 136 shares held individually. He disclaims beneficial ownership as to 109 shares included above and held by his spouse. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Vice President, which shares also are included in the beneficial ownership of Robert B. Haynes and William E.
              Sellars.

     (7) Carmen P. Holding exercises sole voting and investment power as to 100 shares held individually. She disclaims voting and investment power as to 25,522 shares included above, which are held in an irrevocable trust for her benefit by George H. Broadrick, sole trustee. Such 25,522 shares also are included in the beneficial ownership of Mr. Broadrick.

     (8) For a description of the beneficial ownership of common stock by Frank B. Holding, see footnote (4) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (9) E. Hite Miller, Sr. exercises sole voting and investment power as to 230 shares held individually. He exercises shared voting and investment power as to 11,166 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Miller; such 11,166 shares also are included in the beneficial ownership of Frank B. Holding.

     (10) William E. Sellars exercises sole voting and investment power as to 200 shares held individually. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is President, which shares also are included in the beneficial ownership of Robert B. Haynes and Wycliffe E. Haynes.

     (11) Henry F. Sherrill exercises sole voting and investment power as to 1,000 shares held individually and disclaims beneficial ownership as to 2,091 shares held by his wife and included above.

     (12) Bancorp has outstanding 36,409 shares of $5 par non-voting common stock ("non-voting common stock") and 525 shares of $200 par Series E preferred stock ("non-voting preferred stock"). Holders of shares of non-voting preferred stock have no right to vote except as required by law, unless dividends are in arrears on such series, and then the holders may cast one vote per share in the election of directors. The holders of non-voting common and preferred stock have no right to vote as a class, except when class voting is required by law, and are not entitled to vote on any Proposals to be considered at this Annual Meeting.

     (13) The shares of non-voting common stock shown as beneficially owned by Frank B. Holding are owned by The Robert P. Holding Foundation, Inc., a charitable foundation of which Mr. Holding is a director (18,806 shares) and by Yadkin Valley Company (5,631 shares), which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Holding. If such shares were entitled to vote as described in the preceding footnote, Mr. Holding would exercise shared voting power as to such shares.

     (14) For a description of the beneficial ownership of $50 par preferred stock by Frank B. Holding, see footnote (6) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (15) E. Hite Miller, Sr. exercises shared voting and investment power as to 227 shares of $20 par preferred stock held in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Miller, which 227 shares also are included in the beneficial ownership shown above for Frank B. Holding.

     (16) For a description of the beneficial ownership of $20 par preferred stock by Frank B. Holding, see footnote (7) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (17) For a description of the beneficial ownership of no par preferred stock by Frank B. Holding, see footnote (8) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (18) Frank B. Holding does not hold of record any shares of non-voting preferred stock and disclaims beneficial ownership as to 378 shares shown above and held by his adult daughters and their spouses.

                    REQUIRED REPORTS OF BENEFICIAL OWNERSHIP

     Bancorp's directors and executive officers are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of Bancorp's common and preferred stock. Based on its review of copies of those reports, Bancorp's proxy materials are required to disclose failures to report shares beneficially owned or changes in such beneficial ownership or to timely file required reports. It has come to Bancorp's attention that Jack A. Stanley inadvertently did not file timely a report concerning changes in his beneficial ownership of Bancorp's stock during March 1996. The required report has now been filed.


                   PROPOSAL 1: FIXING THE NUMBER OF DIRECTORS

     The Bylaws of Bancorp provide that the Board shall consist of not less than seven nor more than 34 directors. Currently, there are 18 directors and management proposes that the number of directors to be elected at the Annual Meeting be set at 18. Pursuant to the Bylaws and in accordance with South Carolina law, at any time during the interim between Annual Meetings the Board of Directors may increase the number of directorships within the range set forth above and may elect additional directors to fill vacancies created by any such increase.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF FIXING THE NUMBER OF DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING AT 18.


                        PROPOSAL 2: ELECTION OF DIRECTORS

         The persons named below have been nominated by the Board of Directors for election at the Annual Meeting as directors of Bancorp. Each of the 18 nominees currently serves as a director of Bancorp and has been nominated to be reelected for a term of one year or until his resignation, retirement, death, removal or disqualification, or until his respective successor has been duly elected and qualified:


                                            Positions With                Year           Principal Occupation and
NAME, ADDRESS                               Bancorp                       First          Business Experience For
AND AGE                                     and Bank                      Elected(1)     Past Five or More Years

Jim B. Apple                                Director, President and         1993         President and Chief Operating Officer of
Columbia, SC                                Chief Operating Officer;                     Bancorp and Bank; previously President,
 44                                         Member of Executive                          Director and Chief Executive Officer,
                                            Committee                                    Republic National Bank, Columbia, SC

Richard W. Blackmon                         Director; Member of             1970         Owner, Richard Blackmon Construction
Lancaster, SC                               Executive Committee                          Co. (construction and land development)
 82



                                        8




                                            Positions With                Year           Principal Occupation and
NAME, ADDRESS                               Bancorp                       First          Business Experience For
AND AGE                                     and Bank                      Elected(1)     Past Five or More Years

George H. Broadrick                         Director; Chairman of Audit     1972         Director, Consultant, Chairman of the
Charlotte, NC                               and Compensation                             Executive Committee and former
 74                                         Committees                                   President, First Citizens BancShares, Inc.
                                                                                         and First-Citizens Bank & Trust
                                                                                         Company, Raleigh, NC

T. E. Brogdon (2)                           Director;                       1970         Consultant to Bank; retired banker
Lancaster, SC                               Consultant
 64

Laurens W. Floyd                            Director; Member                1988         President and Chief Executive Officer,
Dillon, SC                                  of Audit Committee                           Dillon Provision Co., Inc. (wholesale
 68                                                                                      meat distributors)

William E. Hancock, III                     Director                        1976         President, Hancock Buick/BMW
Columbia, SC                                                                             Company (automobile dealer)
 51

Robert B. Haynes (3)                        Director                        1972         Chairman of the Board, Vice President
Columbia, SC                                                                             and Secretary, C. W. Haynes
 51                                                                                      and Company, Inc.
                                                                                         (mortgage banking and real estate)

Wycliffe E. Haynes (3)                      Director                        1972         Vice President and Treasurer, C. W.
Columbia, SC                                                                             Haynes and Company, Inc.
 53                                                                                      (mortgage banking and real estate)

Lewis M. Henderson (4)                      Director and Member of          1996         Tax Partner, Tourville, Simpson &
Columbia, SC                                Audit Committee                              Henderson (certified public accountants)
 43

Carmen P. Holding (5)                       Director                        1992         Director, First Citizens BancShares, Inc.
Atlanta, GA                                                                              and First-Citizens Bank & Trust
 28                                                                                      Company, Raleigh, NC; former Office
                                                                                         Manager, Interweb, Inc. (web designer
                                                                                         and provider); previously showroom
                                                                                         salesperson, Scalamandre, Inc.
                                                                                         (decorative fabrics manufacturer and
                                                                                         wholesaler)

Frank B. Holding (5)                        Vice Chairman of                1970         Executive Vice Chairman of the Board,
Smithfield, NC                              the Board; Chairman of                       First Citizens BancShares, Inc. and
 68                                         Executive Committee                          First-Citizens Bank & Trust Company,
                                                                                         Raleigh, NC; Vice Chairman, Bancorp
                                                                                         and Bank; Director, Southern BancShares
                                                                                         (N.C.), Inc., Mount Olive, NC

Dan H. Jordan                               Director                        1970         Retired farmer and businessman
Nichols, SC
 73


                                        9






                                            Positions With                Year           Principal Occupation and
NAME, ADDRESS                               Bancorp                       First          Business Experience For
AND AGE                                     and Bank                      Elected(1)     Past Five or More Years

E. Hite Miller, Sr.                         Chairman of the Board and       1980         Chairman of the Board and Chief
Spartanburg, SC                             Chief Executive Officer;                     Executive Officer of Bancorp and Bank
 71                                         Member of Executive
                                            Committee

N.Welch Morrisette,   Jr.                   Director                        1970         Retired attorney
Columbia, SC
 75

E. Perry Palmer                             Director                        1993         President and Owner,
Columbia, SC                                                                             E. P. Palmer Corporation
 61                                                                                      (funeral service)

William E. Sellars                          Director; Member of             1970         President, C. W. Haynes and Company,
Columbia, SC                                Executive and Compensation                   Inc. (mortgage banking and real estate)
 72                                         Committees

Henry F. Sherrill (6)                       Director; Member of             1970         Attorney; Partner, Sherrill and
Columbia, SC                                Executive and Compensation                   Roof, LLP (attorneys)
 74                                         Committees; General
                                            Counsel

Jack A. Stanley                             Director; Member                1970         Retired banker; Secretary and Treasurer,
Lake View, SC                               of Audit Committee                           Carpostan Industries, Inc.
 67                                                                                      (textile manufacturer)

--------------------------

(1) The term "Year First Elected" refers to the year in which each director was originally elected to the Board of Directors of Bancorp and/or the Bank. Bancorp was formed in 1982 to be the holding company of the Bank (which was chartered in 1970). Service prior to 1970 of several directors on the Boards of various merging banks or predecessors of the Bank is not shown above.

(2) T. E. Brogdon has been nominated for election as a director pursuant to a retirement and consulting agreement entered into upon his retirement as an officer of the Bank and in which he agreed to continue serving as a director.

(3)  Robert B. Haynes and Wycliffe E. Haynes are brothers.

(4) Lewis M. Henderson's accounting firm, Tourville, Simpson & Henderson, performed general, non-audit related accounting services for the Bank's Trust Department during 1996.

(5)  Carmen P. Holding is the niece of Frank B. Holding.

(6) Henry F. Sherrill served as general counsel to Bancorp and the Bank prior to and during 1996, which relationship is expected to continue through 1997. During 1996, Bancorp and the Bank paid $104,744 in legal fees to Mr. Sherrill's law firm, Sherrill and Roof, L.L.P. Prior to February 1995, Mr. Sherrill was an attorney with the law firm of Sherrill & Rogers, P.C.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF THE 18 NOMINEES LISTED ABOVE.

                                 DIRECTORS' FEES

     Each director who is not an executive officer of Bancorp or the Bank receives $100 for attendance at each meeting of Bancorp's Board and $250 for attendance at each meeting of the Bank's Board, and $100 for attendance at each meeting of a committee held on a day other than the date of a Board meeting.


               MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

     Bancorp's and the Bank's Boards of Directors held four meetings in 1996. All directors attended at least 75% of the aggregate number of meetings of the Boards of Directors and the committees on which they served, with the exception of Director Carmen P. Holding.

     Each of Bancorp's directors also serves as a director of the Bank. Bancorp's and the Bank's Boards of Directors each has an Audit Committee which is made up of the same members, and the Bank's Board of Directors has several standing committees, including a Compensation Committee. Neither of the Boards of Directors has a standing nominating committee or any other committee performing an equivalent function.

     The Audit Committee consists of George H. Broadrick - Chairman, Laurens W. Floyd, Lewis M. Henderson, and Jack A. Stanley. The Bank's Audit Director reports directly to the Audit Committee which oversees the continuous audit program conducted by the Bank's internal audit staff. Subject to approval of the Board of Directors, the Audit Committee engages a qualified firm of independent certified public accountants to conduct an annual audit of Bancorp's consolidated financial statements. It receives written reports, supplemented by such oral reports as it deems necessary, from such firm and reviews non-audit services proposed by management to be provided by the accounting firm. The Audit Committee held four meetings during 1996.

     The membership of the Compensation Committee of the Bank is set forth below. As further described below, the Compensation Committee makes recommendations to the Board of Directors regarding the salaries of Bancorp's and the Bank's executive officers and with respect to such other compensation matters as it deems appropriate. During 1996, the Compensation Committee held two meetings.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of George H. Broadrick - Chairman, William E. Sellars and Henry F. Sherrill. Mr. Sherrill was appointed to the Committee on July 24, 1996, when Mr. Charles S. Haltiwanger, who had been a member of the Committee for a number of years, retired from the Board and was named a Director Emeritus. Mr. Broadrick also serves as a Director and Chairman of the Executive Committee of First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), and its holding company, First Citizens BancShares, Inc. ("BancShares"). He was President of both BancShares and FCB/NC prior to his retirement in 1987. Mr. Broadrick also has served as a consultant to FCB/NC since his retirement, which relationship is expected to continue through 1997.

     Mr. Sellars is an officer of C. W. Haynes and Company, Inc. ("C. W. Haynes"), which was reimbursed the amount of $2,809 per month by the Bank during 1996 for Mr. Sellars' management services to the Bank. It is expected that this reimbursement arrangement will continue in 1997 under substantially the same terms as applied during 1996, except that the reimbursement amount paid by the Bank has been increased to $4,000 per month. Mr. Sherrill, a partner in the law firm of Sherrill and Roof, L.L.P., also serves as General Counsel of Bancorp and the Bank. For further information on the nature of the relationship of Sherrill and Roof, L.L.P. with Bancorp and Bank, please see footnote (6) to the table listing directors of Bancorp under the caption "PROPOSAL 2: ELECTION OF DIRECTORS."

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Bank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. However, at the present time, annual salary is the only form of compensation paid to or for the benefit of executive officers (other than benefits under the Bank's 401(k) salary deferral plan and other customary employee benefit and welfare plans, including a defined benefit pension plan). The Compensation Committee (the "Committee") administers the Bank's compensation program and has responsibility for matters involving the compensation of executive officers.

     For 1996, the Committee established a recommended salary for each executive officer (including the chief executive officer) based on an evaluation of that officer's individual level of responsibility and performance. The Committee's recommendations were reported to and subject to the approval of the Board of Directors which made all final decisions regarding the salaries of executive officers. The performance of individual executive officers and the Bank's financial performance generally were considered by the Committee and the Board of Directors in connection with the setting of salaries for 1996. However, the setting of salaries largely is subjective and there are no specific formulae, objective criteria or other such mechanism by which adjustments to each executive officer's salary are tied empirically to his individual performance or to the Bank's financial performance.

     Mr. Miller is employed by the Bank pursuant to an employment agreement which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank. For 1996, Mr. Miller's salary was increased to $192,625.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of Bancorp's executive officers receive annual compensation approaching that amount, Bancorp's Board of Directors has not adopted a policy with respect to Section 162(m).



              Compensation Committee:            GEORGE H. BROADRICK, Chairman
                                                 WILLIAM E. SELLARS
                                                 HENRY F. SHERRILL






                               EXECUTIVE OFFICERS

     The following persons have been designated as "executive officers" of Bancorp or the Bank by the appropriate Board of Directors. Except as noted, each executive officer has served for the past five years in the capacities indicated below:


NAME                                                 Age                 Position
E. Hite Miller, Sr.                                  71                  Chairman of the Board and Chief
                                                                         Executive Officer of Bancorp and Bank
                                                                         since January 1993 (formerly also
                                                                         President from January 1993 to April
                                                                         1994); formerly Senior Vice President and
                                                                         Regional Administrator of Bank

Frank B. Holding                                     68                  Vice Chairman since January 1993
                                                                         (formerly President) of Bancorp and Bank

Jim B. Apple                                         44                  President and Chief Operating Officer of
                                                                         Bancorp and Bank since April 1994
                                                                         (formerly Executive Vice President); prior
                                                                         to that, President and Chief Executive
                                                                         Officer of Republic National Bank,
                                                                         Columbia, S.C.

Jay C. Case                                          55                  Treasurer and Chief Financial Officer of
                                                                         Bancorp and Bank; Executive Vice
                                                                         President of Bank since October 1995
                                                                         (formerly Senior Vice President);
                                                                         Controller of Bank; President, Wateree
                                                                         Life Insurance Company and Wateree
                                                                         Agency, Inc.

E. W. Wells                                          54                  Secretary of Bancorp and Bank;
                                                                         Senior Vice President of Bank

Charles S. McLaurin, III                             58                  Executive Vice President/Retail Banking
                                                                         Executive of Bank since July 1995
                                                                         (formerly Senior Vice President and
                                                                         Regional Supervisor)

William K. Brumbach, Jr.                             54                  Senior Vice President and
                                                                         Trust Director of Bank

Charles D. Cook                                      53                  Senior Vice President and Commercial
                                                                         Lending Director of Bank

Edgar L. Prosser                                     43                  Senior Vice President and Consumer
                                                                         Lending Director of Bank since April
                                                                         1995 (formerly Vice President and
                                                                         Consumer Loan Manager)

Janis B. Summers                                     46                  Senior Vice President and Mortgage
                                                                         Lending Director of Bank since April
                                                                         1994 (formerly President, First Citizens
                                                                         Mortgage Corporation of SC)

Mike E. Toole                                        43                  Audit Director of Bank since October
                                                                         1993 (formerly Internal Auditor)



                             EXECUTIVE COMPENSATION

     The following table shows, for 1996, 1995 and 1994, the cash and certain other compensation paid to or received or deferred by each of the four most highly compensated executive officers of Bancorp and the Bank in all capacities in which they served.



                                            SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION                           LONG-TERM COMPENSATION

                                                                               -----------------------------------------------------
                                                                                       AWARDS                 PAYOUTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     OTHER           RE-                                   ALL
                                                                  ANNUAL          STRICTED                                 OTHER
        NAME AND                                                   COMPEN-          STOCK      OPTIONS          LTIP       COMPEN-
        PRINCIPAL                        SALARY        BONUS     SATION            AWARDS      /SARS           PAYOUTS     SATION
        POSITION            YEAR          ($)(1)        ($)          ($)             ($)         (#)             ($)       ($)(2)
     ---------------        ----        --------       -----       --------       ---------    -------         -------    -------
E. Hite Miller, Sr.         1996       192,625          -0-           -0-            -0-           -0-           -0-       79,346(4)
  Chairman and
  Chief Executive           1995       167,917          -0-           -0-            -0-           -0-           -0-        6,750
  Officer (3)
                            1994       155,000          -0-           -0-            -0-           -0-           -0-        6,750


Jim B. Apple                1996       168,375          -0-           -0-            -0-           -0-           -0-        6,750
  President and
  Chief Operating           1995       146,250          -0-           -0-            -0-           -0-           -0-        6,697
  Officer
                            1994       135,000          -0-           -0-            -0-           -0-           -0-        6,191


Jay C. Case                 1996       146,313          -0-           -0-            -0-           -0-           -0-        6,642
  Executive Vice
  President and             1995       137,500          -0-           -0-            -0-           -0-           -0-        6,244
  Chief Financial
  Officer                   1994       130,000          -0-           -0-            -0-           -0-           -0-        5,906


Charles S.                  1996       127,875          -0-           -0-            -0-           -0-           -0-        5,848
McLaurin, III
  Executive Vice            1995       118,380          -0-           -0-            -0-           -0-           -0-        5,427
  President
                            1994       113,282          -0-           -0-            -0-           -0-           -0-        5,191

----------------------

(1) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) salary deferral plan.

(2) Consists entirely of the Bank's contributions on behalf of each named executive officer to the Bank's Section 401(k) salary deferral plan, except for the amount shown for 1996 for Mr. Miller, as explained in footnote (4) below.

(3) Mr. Miller is employed by the Bank pursuant to an employment agreement, which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank.

(4) The "All Other Compensation" amount of $79,346 shown for Mr. Miller for 1996 is comprised of $72,596 in benefits he received from the Bank's pension plan, and $6,750 as the Bank's contribution on behalf of Mr. Miller to the Bank's Section 401(k) salary deferral plan. Although Mr. Miller remains actively employed as the Bank's chief executive officer, mandatory pension plan distributions pursuant to federal law began after he reached age 70 1/2 during November 1995.

                                  PENSION PLAN

     The following table shows the estimated benefits payable to a covered participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various specified numbers of years of service and various levels of covered compensation.


                                YEARS OF SERVICE

    FINAL
   AVERAGE
 COMPENSATION        15 Years       20 Years       25 Years      30 Years       35 Years      40 Years       45 Years
  $  50,000         $ 11,018       $ 14,690       $ 18,363      $ 22,036       $ 25,708       $ 28,708       $ 28,708

     75,000           17,955         23,940         29,926        35,911         41,896         46,396         46,396

    100,000           24,893         33,190         41,488        49,786         58,083         64,083         64,396

    125,000           31,830         42,440         53,051        63,661         74,271         81,771         81,771

    150,000           38,768         51,690         64,613        77,536         90,458          99,458         99,458

    175,000           45,705         60,940         76,176        91,411         106,646        117,146        117,146

    200,000           52,643         70,190         87,738        105,286        120,000        120,000        120,000

    225,000           59,580         79,440         99,301        119,161        120,000        120,000        120,000

    250,000           66,518         88,690         110,863       120,000        120,000        120,000        120,000


     Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. A participant's compensation covered by the Bank's pension plan is his or her base salary (including amounts deferred pursuant to the Bank's Section 401(k) salary deferral plan), and the participant's benefits are based on "final average compensation" which is the participant's highest average annual covered compensation for any five consecutive years during the last ten complete calendar years as a plan participant. The estimated years of service and "final average compensation", respectively, as of January 1, 1997, for each of the named executive officers are as follows: Mr. Miller - 49 years and $137,536; Mr. Apple - 4 years and $143,750; Mr. Case - 22.5 years and $130,025; Mr. McLaurin - 32 years and $114,947. The estimated benefits in the table above reflect the $120,000 limit on benefits permitted by tax laws for a participant retiring in 1997. For 1996, the limit on compensation that can be included in calculating benefits is $150,000; however, compensation in excess of $150,000 is reflected in the estimated annual benefits shown in the table above.

                                PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return on Bancorp's common stock ("CTSR") during the previous five fiscal years, with the CTSR over the same measurement period in the Nasdaq-U.S. index and the Nasdaq Banks index. Each line graph assumes $100 invested on January 1, 1992, and that dividends are reinvested in additional shares. However, since Bancorp has not paid dividends on its common stock during the previous five years, there is no dividend reinvestment to take into consideration as part of Bancorp's cumulative total shareholder return.

(The Performance Graph appears here. The plot points are listed in the table below.)

        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
             FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.,
                       NASDAQ BANKS AND NASDAQ-US INDICES


YEAR               + Bancorp            o Nasdaq Banks           * Nasdaq-US

1991                  $100                     $100                 $100

1992                   135                      146                  116

1993                   165                      166                  134

1994                   183                      165                  131

1995                   204                      246                  185

1996                   260                      326                  227

                          TRANSACTIONS WITH MANAGEMENT

     Certain directors and executive officers of Bancorp and the Bank and their associates were customers of and had transactions with the Bank in the ordinary course of the Bank's business during 1996. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and, in the opinion of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

     Certain specific relationships or transactions are described above under the caption "Compensation Committee Interlocks and Insider Participation" and in footnotes (4) and (6) to the table listing directors under the caption "PROPOSAL 2: ELECTION OF DIRECTORS."

     During 1996, the Bank reimbursed First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), $7,544 per month for the management services of Frank B. Holding (who does not receive any compensation directly from Bancorp or the Bank). Mr. Holding is Vice Chairman of the Board of Bancorp and the Bank and also serves as Executive Vice Chairman of the Board of FCB/NC and its holding company, First Citizens BancShares, Inc ("BancShares"). It is expected that such reimbursement arrangement will continue in 1997 under substantially the same terms as applied during 1996; however, the amount of the Bank's reimbursement to FCB/NC has been increased to $7,921 per month for 1997.

     Lewis R. Holding, Frank B. Holding, and George H. Broadrick, principal shareholders of Bancorp, also are principal shareholders of First Citizens BancShares, Inc., Raleigh, North Carolina ("BancShares"). George H. Broadrick, Carmen P. Holding, and Frank B. Holding, directors of Bancorp, also serve as directors of BancShares. During 1996, Bancorp sold to BancShares 16,000 shares of its investment in the Class A common stock of BancShares at the then current market value of $66 per share, for an aggregate purchase price of $1,056,000. The transaction was pre-approved by the Boards of Directors of both BancShares and Bancorp.

                             INDEPENDENT ACCOUNTANTS

     The certified public accounting firm of Price Waterhouse has been selected by the Audit Committee to serve as Bancorp's independent public accountants for 1997.

     One or more representatives of Price Waterhouse are expected to be present at the Annual Meeting of Shareholders and available to respond to appropriate questions, and will have the opportunity to make a statement if they so desire.

                        AVAILABILITY OF OTHER INFORMATION

     Bancorp annually files with the Securities and Exchange Commission an Annual Report on Form 10-K. UPON WRITTEN REQUEST, BANCORP WILL PROVIDE A COPY OF ITS MOST RECENTLY FILED FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES, WITHOUT CHARGE TO ANY SHAREHOLDER ELIGIBLE TO VOTE AT THE ANNUAL MEETING. SUCH REQUESTS SHOULD BE DIRECTED TO E. W. WELLS, SECRETARY, FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC., POST OFFICE BOX 29, COLUMBIA, SOUTH CAROLINA 29202.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1998 Annual Meeting must be received at Bancorp's principal executive office in Columbia, South Carolina, by November 29, 1997, in order to be included in the proxy materials for such Annual Meeting. It is anticipated that the 1998 Annual Meeting will be held during April 1998.

                                  OTHER MATTERS

     Management knows of no other matters to be presented at the Annual Meeting. Should other matters properly come before the meeting, or any adjournments thereof, proxyholders named in the enclosed proxy will be authorized to vote the shares represented by them in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

     YOU ARE URGED TO SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                             By Order of the Board of Directors




                                             E. W. WELLS, Secretary





March 14, 1997

*******************************************************************************
                                    APPENDIX

              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202


                      PROXY SOLICITED BY BOARD OF DIRECTORS


         The undersigned hereby appoints E. Hite Miller, Sr., Jim B. Apple and
E. W. Wells, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") held of record by the undersigned on March 7, 1997, at the Annual Meeting of Shareholders of Bancorp to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at 1314 Park Street, Columbia, South Carolina at 2:30 p.m. on April 23, 1997, or at any adjournments thereof.

         The undersigned hereby directs that shares represented by this proxy be voted as follows:

1. FIXING THE NUMBER OF DIRECTORS: Proposal to set the number of directors to be elected at 18.
         [ ]FOR                         [ ] AGAINST                   [ ]ABSTAIN


2.       ELECTION OF DIRECTORS:
         [ ] FOR all nominees listed below    [ ] WITHHOLD AUTHORITY to vote for
             (except as indicated otherwise)      for all nominees listed below.


         Nominees:  J. B. Apple; R. W. Blackmon; G. H. Broadrick; T. E. Brogdon;
         L. W. Floyd; W. E. Hancock, III; R. B. Haynes; W. E. Haynes;
         L. M. Henderson; C. P. Holding; F. B. Holding; D. H. Jordan;
         E. H. Miller, Sr.; N. W. Morrisette, Jr.; E. P. Palmer; W. E. Sellars;
         H. F. Sherrill; and J. A. Stanley

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)

--------------------------------------------------------------------------------

3. OTHER BUSINESS: The persons named herein as attorneys and proxies are authorized to vote the shares represented by this proxy according to their best judgment on such other matters as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXYHOLDERS WILL VOTE THIS PROXY "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 2 ABOVE BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 2 HAVE BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. IF CUMULATIVE VOTING IS FOLLOWED IN THE ELECTION OF DIRECTORS, THE PROXYHOLDERS MAY, IN THEIR DISCRETION, VOTE THE SHARES TO WHICH SUCH PROXY RELATES ON A BASIS OTHER THAN EQUALLY FOR EACH OF THE NOMINEES NAMED ABOVE AND FOR LESS THAN ALL SUCH NOMINEES, BUT IN SUCH EVENT, THE PROXYHOLDERS WILL CAST SUCH VOTES IN A MANNER WHICH WOULD TEND TO ELECT THE GREATEST NUMBER OF SUCH NOMINEES (OR ANY SUBSTITUTES THEREFOR) AS THE NUMBER OF VOTES CAST BY THEM WOULD PERMIT.

         Please date and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated ______________, 1997      ______________________________________(SEAL)
                                (Signature)

                                ______________________________________(SEAL)
                                (Signature if held jointly)


                                 NUMBER OF SHARES:

                                         Common
                                         Series A $50 Par Preferred
                                         Series B $50 Par Preferred
                                         Series C $20 Par Preferred
                                         Series F $50 Par Preferred
                                         Series G No-Par Preferred



 PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED
                                    ENVELOPE